Exhibit 99.1

VOTING AGREEMENT

VOTING AGREEMENT (this “Agreement”), dated as of April 4, 2017, is by and among Rye Parent Corp., a Delaware corporation (“Parent”), Rye Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned Subsidiary of Parent (“Merger Sub”), Ronald M. Shaich (“Shaich”), Ronald M. Shaich 2016 Qualified Annuity Trust (“Shaich 2016 QAT”), Ronald M. Shaich 2015 Qualified Annuity Trust (“Shaich 2015 QAT”), Ronald M. Shaich Qualified Annuity Interest Trust (“Shaich QAIT”), SGC Trust LLC (“SGC”), Ronald M. Shaich 2016 Qualified Annuity Trust #2 (“Shaich 2016 QAT #2”), and Shaich Education Trust (“Shaich Education Trust”; Shaich, Shaich 2016 QAT, Shaich 2015 QAT, Shaich QAIT, SGC, Shaich 2016 QAT #2 and Shaich Education Trust, each being a “Stockholder” and collectively, the “Stockholders”).

WHEREAS, each Stockholder is, as of the date hereof, the record and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the number of shares (each a “Share” and collectively, the “Shares”) of Class A Common Stock, par value $0.0001 (the “Class A Common Stock”), and/or Class B Common Stock, par value $0.0001 (the “Class B Common Stock”), of Panera Bread Company, a Delaware corporation (the “Company”), set forth opposite the name of each Stockholder on Schedule I hereto;

WHEREAS, contemporaneously with the execution of this Agreement, Parent, Merger Sub, and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof, in the form attached hereto as Exhibit A (as it may be amended from time to time, the “Merger Agreement”), which provides, among other things, for Parent to acquire the Company pursuant to a merger of Merger Sub with and into the Company (the “Merger”) upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used herein without definition shall have the respective meanings specified in the Merger Agreement); and

WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement and as an inducement and in consideration therefor, each Stockholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1. Representations and Warranties of the Stockholders. Each of the Stockholders hereby represents and warrants to Parent and Merger Sub as follows:

(a) Subject to any shared ownership with any of the other Stockholders, such Stockholder (i) is the record and beneficial owner of, or is a trust or estate that is the sole record holder of and whose beneficiaries are the sole beneficial owners of, the shares of Class A Common Stock and/or Class B Common Stock (together with any Shares which such Stockholder may acquire at any time in the future during the term of this Agreement) set forth opposite such Stockholder’s name on Schedule I to this Agreement and (ii) except as set forth in Schedule I to this Agreement and the Shares held by the Shaich Family Foundation, neither holds nor has any beneficial ownership interest in any other Shares or any performance based stock units, restricted stock, deferred stock units or options (other than any granted pursuant to a Stock Plan) or warrants to acquire Shares or other right or security convertible into or exercisable or exchangeable for Shares.

(b) Such Stockholder has the legal capacity to execute and deliver this Agreement, or the investment manager, investment advisor, or trustee of such Stockholder has the legal capacity to execute and deliver this Agreement on behalf of such Stockholder, and to consummate the transactions contemplated hereby.

(c) This Agreement has been validly executed and delivered by such Stockholder or by the investment manager, investment advisor, or trustee of such Stockholder and, assuming this Agreement constitutes a valid and binding obligation of Parent and Merger Sub, constitutes the valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(d) The execution and delivery of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby will not result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or other binding obligation to which such Stockholder is a party or by which such Stockholder or such Stockholder’s assets are bound, except for such violations, defaults or conflicts as would not, individually or in the aggregate, prevent or materially delay the performance by such Stockholder of any of its obligations under this Agreement. The consummation by such Stockholder of the transactions contemplated hereby will not (i) violate any provision of any judgment, order or decree applicable to such Stockholder or (ii) to the knowledge of such Stockholder, require any consent, approval, or notice under any statute, law, rule or regulation applicable to such Stockholder other than (x) as required under the Exchange Act and the rules and regulations promulgated thereunder and (y) where the failure to obtain such consents or approvals or to make such notifications would not, individually or in the aggregate, prevent or materially delay the performance by such Stockholder of any of its obligations under this Agreement.

(e) The Shares and the certificates, if any, representing the Shares owned by such Stockholder are now, and, subject to Section 4(b), at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, charges, pledges, claims, security interests, proxies, voting trusts or agreements, options, rights (other than community property interests), understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer, or exercise of any rights of a Stockholder in respect of such Shares (collectively, “Encumbrances”), except for (i) any such Encumbrances arising hereunder or under the Merger Agreement, (ii) any rights, agreements, understandings or arrangements which represent a financial interest in cash received upon sale of the Shares, (iii) Encumbrances imposed by federal or state securities laws, (iv) Encumbrances imposed pursuant to any written policies of the Company with respect to restrictions upon the trading of securities under applicable securities laws, (v) Encumbrances arising under any contract governing the terms of any awards granted to such Stockholder pursuant to a Stock Plan, (vi) with respect to Shaich, that certain trading plan, dated as of February 23, 2017, by and between Fidelity Brokerage Services, LLC and Shaich, for purposes of Rule 10b5-1 of the Exchange Act that is in effect as of the date of this Agreement (the “Trading Plan”), and (vii) any proxy or power of attorney granted in favor of the investment manager, investment advisor, or trustee of such Stockholder on terms not inconsistent with the terms of this Agreement (collectively, “Permitted Encumbrances”).

SECTION 2. Representations and Warranties of Parent and Merger Sub. Each of Parent and Merger Sub hereby, jointly and severally, represents and warrants to the Stockholders as follows:

(a) Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and the Merger Agreement and to consummate the transactions contemplated hereby and thereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the Merger Agreement.

(b) This Agreement and the Merger Agreement have been duly authorized, executed and delivered by each of Parent and Merger Sub, and constitute the valid and binding obligations of each of Parent and Merger Sub, enforceable against each of them in accordance with their terms, subject to the Bankruptcy and Equity Exception.

(c) Neither the execution and delivery of this Agreement or the Merger Agreement by each of Parent and Merger Sub nor the consummation by Parent and Merger Sub of the transactions contemplated hereby or thereby will result in a violation of, or a default under, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which either Parent or Merger Sub is a party or by which either Parent or Merger Sub or their respective assets are bound. The consummation by Parent and Merger Sub of the transactions contemplated by this Agreement or the Merger Agreement will not (i) violate any provision of any judgment, order or decree applicable to Parent or Merger Sub, or (ii) require any consent, approval or notice under any statute, law, rule or regulation applicable to either Parent or Merger Sub, other than (x) filings under the Exchange Act and the rules and regulations promulgated thereunder, and (y) where the failure to obtain such consents or approvals or to make such notifications, would not, individually or in the aggregate, prevent or materially delay the performance by either Parent or Merger Sub of any of their obligations under this Agreement and the Merger Agreement.

SECTION 3. Voting of Shares.

(a) Each of the Stockholders hereby agrees that during the period commencing on (and including) the date of this Agreement and ending upon termination of this Agreement pursuant to Section 8 (the “Voting Period”), at any meeting of the stockholders of the Company, unless otherwise directed in writing by Parent and except for shares Transferred pursuant to Section 4(b)(v), such Stockholder shall cause his, her or its Shares to be voted:

(i) in favor of (i) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, (ii) each of the other actions contemplated by the Merger Agreement, and (iii) any proposal in respect of which approval of the Company’s stockholders is requested in furtherance of any of the foregoing; and

(ii) against (i) any merger, tender offer, exchange offer, sale of all or substantially all assets, recapitalization, reorganization, consolidation, share exchange, business combination, liquidation, dissolution or similar transaction or series of transactions involving the Company, any of its Subsidiaries and any other Person (including any Acquisition Proposal), other than the Merger, and (ii) other than any adjournment or postponement of the Stockholders Meeting permitted by Section 6.4(a) of the Merger Agreement, any other action which is intended or would reasonably be expected to impede, interfere with, delay, postpone, or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement.

Notwithstanding anything herein to the contrary, this Section 3 shall not require any Stockholder to vote or consent (or cause to be voted or consented) any of his, her or its Shares to amend the Merger Agreement or take any action that could result in the amendment or modification, or a waiver of a provision therein, in any such case, in a manner that (A) alters or changes the form of consideration to be paid in the Merger, (B) decreases the consideration to be paid in the Merger, or (C) extends the Termination Date or imposes any additional conditions or obligations that would reasonably be expected to delay the consummation of the Merger beyond the Termination Date.

(b) During the Voting Period, each Stockholder shall not (i) enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause “(i)” or clause “(ii)” of Section 3(a) with respect to his, her or its Shares, or (b) enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to any of his, her or its Shares that is inconsistent with this Agreement, or otherwise knowingly take any other action with respect to any of his, her or its Shares that would prevent the performance of any of such Stockholder’s obligations hereunder or any of the actions contemplated hereby.

SECTION 4. Transfer of the Shares; Other Actions.

(a) Prior to the termination of this Agreement pursuant to Section 8, except as otherwise provided herein (including pursuant to Section 3 or Section 5) or in the Merger Agreement, none of the Stockholders shall: (i) directly or indirectly, transfer, assign, sell, gift-over, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, enter into any derivative arrangement with respect to, create or suffer to exist any Encumbrances (other than Permitted Encumbrances) on, or consent to any of the foregoing (each, a “Transfer”), any or all of the Shares or any right or interest therein; (ii) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer of any or all of the Shares or any right or interest therein to any Person other than Parent or Merger Sub; (iii) deposit any of the Shares into a voting trust, or enter into a voting agreement or arrangement with respect to any of the Shares in contravention of the obligations of the Stockholders under this Agreement with respect to the Shares; (iv) knowingly, directly or indirectly, take or cause the taking of any other action that would restrict, limit or interfere with the performance of any Stockholder’s obligations hereunder or the transactions contemplated hereby, excluding any bankruptcy filing and excluding in each case any arrangement contemplated by Section 1(e)(vii) above; or (v) convert any shares of Class B Common Stock into shares of Class A Common Stock.

(b) Notwithstanding anything in this Agreement to the contrary, each Stockholder may make Transfers of Shares (i) by will or by operation of law or other transfers for estate planning purposes, in which case any such transferee shall agree in writing to be bound by this Agreement prior to the consummation of any such Transfer, (ii) among Stockholders or to Affiliates of Stockholders, in which case any such transferee shall agree in writing to be bound by this Agreement prior to the consummation of any such Transfer, (iii) in connection with the transactions contemplated by the Merger Agreement, (iv) following receipt of the Requisite Company Vote, to one or more charitable organizations or universities, (v) with respect to Shaich, to the Shaich Family Foundation in an aggregate amount not to exceed $60 million, calculated based on the average of the high and low trading price of a Share of Class A Common Stock on the date of the Transfer; and (vi) as Parent may otherwise agree in writing in its sole discretion; it being understood that any transferees of Shares pursuant to the Transfers of Shares contemplated by clause (iv) and clause (v) of this Section 4(b) are not required to agree to be bound by this Agreement.

(c) After the date of this Agreement and prior to the Transfer of any Shares under the Trading Plan, Shaich shall terminate the Trading Plan in accordance with Section 1(b)(i)(D) thereof.

SECTION 5. Grant of Irrevocable Proxy; Appointment of Proxy.

(a) Without in any way limiting any Stockholder’s right to vote the Shares in its sole discretion on any other matters that may be submitted to a stockholder vote, consent or other approval and except for shares Transferred pursuant to Section 4(b)(v) or Section 4(b)(vi), each Stockholder hereby irrevocably grants to, and appoints, Parent and any duly appointed designee thereof, such Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to attend any meeting of the stockholders of the Company on behalf of such Stockholder, to include such Shares in any computation for purposes of establishing a quorum at any meeting of stockholders of the Company, and to vote all Shares beneficially owned or controlled by such Stockholder (the “Vote Shares”), or to grant a consent or approval in respect of the Vote Shares, in connection with any meeting of the stockholders of the Company or any action by written consent in lieu of a meeting of stockholders of the Company, in accordance with the provisions of Section 3(a).

(b) Each Stockholder hereby represents that any proxies heretofore given in respect of the Shares with respect to any of the matters set forth in Section 3(a), if any, are revocable, and hereby revokes such proxies except with respect to any arrangements described in Section 1(e)(vii) above.

(c) Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 5 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and, except as set forth in this Section 5 or in Section 8, is intended to be irrevocable in accordance with the provisions of Section 212 of the DGCL during the term of this Agreement. If during the term of this Agreement for any reason the proxy granted herein is not irrevocable, then such Stockholder agrees that it shall vote its Shares in accordance with Section 3(a) above as instructed by Parent in writing. The parties agree that the foregoing shall be a voting agreement created under Section 218 of the DGCL.

(d) Parent hereby acknowledges and agrees that the proxy set forth in this Section 5 shall not be exercised to vote, consent or act on any matter except as specifically contemplated by Section 3(a) and Parent agrees not to exercise the proxy granted herein for any purpose other than the purposes described in Section 3(a). The proxy set forth in this Section 5 shall be revoked, terminated and of no further force or effect automatically without further action upon the termination of this Agreement pursuant to Section 8.

SECTION 6. Further Assurances. Each party shall execute and deliver any additional documents and take such further actions as may be reasonably necessary or desirable to carry out all of its obligations under this Agreement, including without limitation to vest in Parent the power to vote the Shares to the extent contemplated by Section 5.

SECTION 7. Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, (a) this Agreement shall apply to Shaich solely in his capacity as a holder of the Shares and not in his capacity as a director, officer or employee of the Company or any of its Subsidiaries, (b) nothing in this Agreement shall limit or restrict any actions or omissions of Shaich in his capacity as a director and/or officer of the Company or any of its Subsidiaries, including voting in such capacity in his sole discretion on any matter, or from fulfilling the duties and obligations of such office, including in the exercise of his fiduciary duties as a director and/or officer of the Company or any of its Subsidiaries, and no such actions shall be deemed a breach of this Agreement.

SECTION 8. Termination.

(a) This Agreement, and all rights and obligations of the parties hereunder, shall terminate immediately upon the earliest to occur of the following:

(i) termination of the Merger Agreement for any reason;

(ii) the Effective Time;

(iii) such date and time as (A) any amendment or change to the Merger Agreement is effected without the Stockholders’ consent that decreases the amount, or changes the form or timing, of consideration payable under the Merger Agreement to all of the stockholders of the Company, including, without limitation, the Stockholders, in respect of Class A Common Stock, Class B Common Stock or awards granted to a Stockholder pursuant to a Stock Plan, or (B) any amendment, change or waiver to the Merger Agreement is effected without the Stockholders’ consent that materially and adversely affects the Stockholders; or

(iv) the mutual written consent of Parent and the Stockholders.

(b) Upon termination of this Agreement, all obligations of the parties hereto under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability for any willful misrepresentation or willful and material breach of this Agreement prior to such termination.

(c) Sections 8(b), 9 and 12 shall survive the termination of this Agreement.

SECTION 9. Expenses. All fees and expenses incurred in connection this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

SECTION 10. Public Announcements. Each Stockholder consents to and authorizes the publication and disclosure by the Company of such Stockholder’s identity and ownership of the Shares and the existence and terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement) and any other information, in each case, in any press release, any Current Report on Form 8-K, the Proxy Statement and any other disclosure document in connection with the Merger Agreement; provided, that the Company shall provide the Stockholders with the opportunity to review and comment upon such publication or disclosure prior to its release. Parent and Merger Sub hereby consent to and authorize the publication and disclosure by the Stockholders of the existence and terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement) and any other information, in each case, that any Stockholder reasonably determines in its good faith judgment is required to be disclosed by Law.

SECTION 11. Adjustments. In the event that, during the Voting Period, (a) the number of issued and outstanding Shares or securities convertible or exchangeable into or exercisable for Shares changes as a result of a reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, issuer tender or exchange offer, or other similar transaction, or (b) the Stockholders shall become the beneficial owner of any additional Shares, then the terms of this Agreement shall apply to the Shares held by the Stockholders immediately following the effectiveness of the events described in clause (a) or the Stockholders becoming the beneficial owners thereof as described in clause (b), as though, in either case, they were Shares hereunder. In the event that any Stockholder shall become the beneficial owner of any other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 3(a), then the terms of Section 3(a) shall apply to such other securities as though they were Shares hereunder.

SECTION 12. Miscellaneous.

(a) Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage paid, by facsimile, email or overnight courier:

If to any Stockholder, to:

Ronald M. Shaich

c/o Panera Bread Company

63 Kendrick Street

Needham, MA 02492

Fax: (314) 984-4189

with copies to:

Ballentine Partners, LLC

230 3rd Avenue, 6th Floor

Waltham, MA 02451

Attention: J. Barry Tubman

Fax: (781) 304-3121

Email: btubman@ballentinepartners.com

If to Parent or Merger Sub, to:

c/o JAB Holding Company LLC

1701 Pennsylvania Ave. NW

Suite 801

Washington, DC 20006

Attention: Joachim Creus, Esq.

Fax: (202) 507-5601

Email: Joachim.Creus@jabse.eu

and with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square, New York, NY 10036

Attention: Paul T. Schnell

                 Sean C. Doyle

Fax: (212) 735-2000

Email: paul.schnell@skadden.com

            sean.doyle@skadden.com

or to such other Persons or addresses as may be designated in writing by the party to receive such notice as provided above. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon: actual receipt, if delivered personally; three business days after deposit in the mail, if sent by registered or certified mail; upon confirmation of successful transmission or receipt if sent by facsimile or email; or on the next business day after deposit with an overnight courier, if sent by an overnight courier.

(b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c) Counterparts. This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by electronic communication, facsimile or otherwise) to the other parties.

(d) Entire Agreement, No Third-Party Beneficiaries. This Agreement (a) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties hereto, with respect to the subject matter hereof, and (b) is not intended to confer, nor shall it confer, upon any Person other than the parties hereto any rights, remedies or benefits of any nature whatsoever; provided, however, that the Company is hereby made an express third-party beneficiary of, and is entitled to specifically enforce the obligations set forth in, this Section 12(d), Section 8, Section 12(e) and Section 12(h). EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, NONE OF PARENT, MERGER SUB NOR ANY STOCKHOLDER MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES, AND EACH HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OR AS TO THE ACCURACY OR COMPLETENESS OF ANY OTHER INFORMATION, MADE BY, OR MADE AVAILABLE BY, ITSELF OR ANY OF ITS REPRESENTATIVES, WITH RESPECT TO, OR IN CONNECTION WITH, THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER’S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.

(e) Governing Law and Venue; Waiver of Jury Trial; Specific Performance.

(i) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. Each of the parties hereby irrevocably and unconditionally consents and submits itself to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any federal or other state court located in the State of Delaware) solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in the Court of Chancery of the State of Delaware (or only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any federal or other state court located in the State of Delaware). The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 12(a) or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

(ii) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND

ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(e).

(iii) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by any party in accordance with their specific terms or were otherwise breached by such party. It is accordingly agreed that, prior to the termination of this Agreement pursuant to Section 8, the non-breaching party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other party and to enforce specifically the terms and provisions of this Agreement against the other party, this being in addition to any other remedy to which such party is entitled at law or in equity, and each party hereby waives any requirement for the posting of any bond or similar collateral in connection therewith. Prior to the termination of this Agreement pursuant to Section 8, each party hereby agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) the other party has an adequate remedy at law, or (ii) an award of specific performance is not an appropriate remedy for any reason at law or in equity.

(f) Binding Effect; Assignment. This Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties hereto without the prior written consent of the other parties. Any assignment in violation of the preceding sentence shall be void.

(g) Severability of Provisions. Any term or provision of this Agreement that is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other Governmental Entity declares that any term or provision of this Agreement is invalid, void or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

(h) Modification or Amendment. This Agreement may be amended by the parties hereto by written agreement executed and delivered by each of the parties hereto at any time; provided, however, that notwithstanding anything to the contrary set forth herein, this Section 12(h), Section 8 and Section 12(d) (and any related definitions to the extent a modification, waiver or termination of such definitions would modify the substance of any of the foregoing provisions) may not be modified, waived or terminated without the prior written consent of the Company.

(i) No Recourse. Parent and Merger Sub agree that no Stockholder (in his capacity as a stockholder of the Company) will be liable for claims, losses, damages, liabilities or other obligations resulting from the Company’s breach of the Merger Agreement.

(j) No Ownership Interest. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Shares. Other than with respect to the proxy granted pursuant to Section 5, all rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholders, and neither Parent nor Merger Sub shall have authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholders in the voting of any of the Shares, except as otherwise provided herein. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person, including Parent, for the purposes of Rule 13d-5(b)(1) of the Exchange Act or for any other similar provision of applicable law.

(k) Stockholder Obligation Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

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IN WITNESS WHEREOF, Parent, Merger Sub and the Stockholders have caused this Agreement to be duly executed and delivered as of the date first written above.

RYE PARENT CORP.

By:	/s/ Joachim Creus
	Name:	Joachim Creus
	Title:	President

RYE MERGER SUB, INC.

By:	/s/ Joachim Creus
	Name:	Joachim Creus
	Title:	President

[Signature Page to Shaich Voting Agreement]

RONALD M. SHAICH

/s/ Ronald M. Shaich

RONALD M. SHAICH 2016 QUALIFIED ANNUITY TRUST

By:	/s/ Ronald M. Shaich
	Name:	Ronald M. Shaich
	Title:	Trustee

RONALD M. SHAICH 2015 QUALIFIED ANNUITY TRUST

By:	/s/ Ronald M. Shaich
	Name:	Ronald M. Shaich
	Title:	Trustee

RONALD M. SHAICH QUALIFIED ANNUITY INTEREST TRUST

By:	/s/ Domenic Colasacco
	Name:	Domenic Colasacco
	Title:	Trustee

By:	/s/ Nancy A. Shaich
	Name:	Nancy A. Shaich
	Title:	Trustee

[Signature Page to Shaich Voting Agreement]

SGC TRUST LLC

By:	/s/ Domenic Colasacco
	Name:	Domenic Colasacco
	Title:	Manager

By:	/s/ Robin Antonacci
	Name:	Robin Antonacci
	Title:	Manager

RONALD M. SHAICH 2016 QUALIFIED ANNUITY TRUST #2

By:	/s/ Ronald M. Shaich
	Name:	Ronald M. Shaich
	Title:	Trustee

SHAICH EDUCATION TRUST

By:	/s/ Domenic Colasacco
	Name:	Domenic Colasacco
	Title:	Trustee

[Signature Page to Shaich Voting Agreement]

SCHEDULE I

Name and Address	Class A Common Stock	Class B Common Stock	Restricted Stock Awards
Ronald M. Shaich	49,759	358,899	25,765
Ronald M. Shaich 2016 Qualified Annuity Trust	0	181,443	0
Ronald M. Shaich 2015 Qualified Annuity Trust	0	269,154	0
Ronald M. Shaich Qualified Annuity Interest Trust	0	147,094	0
SGC Trust LLC	0	47,090	0
Ronald M. Shaich 2016 Qualified Annuity Trust #2	0	299,814	0
Shaich Education Trust	0	8,196	0

Total:	49,759	1,311,690	25,765